EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of TIGERSHARES Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of  TIGERSHARES Trust, for the period ended March 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of TIGERSHARES Trust for the stated period.

/x /s/s/ /s/Yang Xu Yang Xu President, Principal Executive Officer TIGERSHARES Trust	/s/ David P. Foulke David P. Foulke Vice President, Principal Financial Officer TIGERSHARES Trust
Dated: May 29 2020	Dated: May 29, 2020

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the TIGERSHARES Trust for purposes of Section 18 of the Securities Exchange Act of 1934.